EXHIBIT 10.8

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT


                  This Second Amendment to Credit and Security Agreement, dated as of September 25, 2003, is made by and between AG-BAG INTERNATIONAL LIMITED, a Delaware corporation (the "BORROWER"), and WELLS FARGO CREDIT, INC., a Minnesota corporation (the "LENDER").

                                    RECITALS

                  A. The Borrower and the Lender are parties to that certain Credit and Security Agreement dated as of May 14, 2003, as it has previously been amended (the "Credit Agreement").

                  B. Events of Default have occurred under the Credit Agreement by reason of the Borrower's failure to maintain the required Minimum Book Net Worth as of June 30, 2003, July 31, 2003 and August 31, 2003 and the required Minimum Earnings Before Taxes for the period ending June 30, 2003 (the "Events of Default"). The Borrower has requested that the Lender waive the Events of Default and reset the Minimum Book Net Worth and Minimum Earnings Before Taxes covenants.

                  C. The Borrower and the Lender wish to make certain additional amendments to the Credit Agreement pursuant to the terms and conditions set forth herein.

                  D. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Waiver. Subject to the Borrower's execution and return of this Amendment to the Lender, the Lender waives the Events of Default specifically described above. The Lender does not waive any other Events of Default that occur or are discovered hereafter. Except as waived for the periods specified above, Borrower shall be required to comply with all financial covenants in the Credit Agreement, as amended.

         2. Interest. The definition of "Floating Rate" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                  "'Floating Rate' means an annual interest rate equal to the sum of the Base Rate plus two and one-half percent (2.50%), which interest rate shall change when and as the Base Rate changes."
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         3.       Minimum Book Net Worth. Section 6.2(e) of the Credit Agreement
is amended in its entirety to read as follows:

                  "(e) Minimum Book Net Worth. The Borrower will maintain, during each period described below, its Book Net Worth, determined as at the end of each month, at an amount not less than the amount set forth opposite such period below:

                                 Date              Minimum Book Net Worth
                                 ----              ----------------------

                               09/30/03                  $8,475,000
                               10/31/03                  $8,475,000
                               11/30/03                  $8,525,000
                     12/31/03 and the last day           $8,575,000"
                     of each calendar month
                     thereafter

         4. Minimum Earnings Before Taxes. Section 6.2(h) of the Credit Agreement is amended in its entirety to read as follows:

                  "(h) Minimum Earnings Before Taxes. The Borrower will achieve as of the end of each fiscal year-to-date period described below, fiscal year-to-date Earnings Before Taxes, of not less than the amount set forth opposite such period below:

                        Fiscal Year-to-Date       Minimum Earnings Before Taxes
                              Period              -----------------------------
                              ------
                        Nine Months Ending                   ($875,000)
                        September 30, 2003

                        Twelve Months Ending                 ($675,000)"
                        December 31, 2003

         5. Fees. For the accommodations reflected in this Amendment, the Borrower shall pay the Lender a fee in the sum of $7,500. In addition, the Borrower shall pay all fees and expenses, including attorney fees, incurred by the Lender in connection with this Amendment.

         6. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance thereunder.

         7. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an original hereof executed by the Borrower.



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         8.       Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

(a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b) All of the Borrower's representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         9. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as previously amended and as amended hereby, and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as so amended.

         10. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver by the Lender of any breach or default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                   AG-BAG INTERNATIONAL LIMITED


                                   By:/s/Mike Wallis     /s/Larry Inman
                                   -------------------   ---------------------
                                   Title:   CFO          Chairman/President



                                   WELLS FARGO CREDIT, INC.


                                   By: /s/ Norm Chin
                                      -----------------------------------------

                                   Title:   Assistant Vice President